Exhibit 99.1

Microsoft Cloud and AI Strength Drives Second Quarter Results

REDMOND, Wash. — January 29, 2025 — Microsoft Corp. today announced the following results for the quarter ended December 31, 2024, as compared to the corresponding period of last fiscal year:

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Revenue was $69.6 billion and increased 12%
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Operating income was $31.7 billion and increased 17% (up 16% in constant currency)
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Net income was $24.1 billion and increased 10%
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Diluted earnings per share was $3.23 and increased 10%

“We are innovating across our tech stack and helping customers unlock the full ROI of AI to capture the massive opportunity ahead," said Satya Nadella, chairman and chief executive officer of Microsoft. “Already, our AI business has surpassed an annual revenue run rate of $13 billion, up 175% year-over-year.”

“This quarter Microsoft Cloud revenue was $40.9 billion, up 21% year-over-year,” said Amy Hood, executive vice president and chief financial officer of Microsoft. ”We remain committed to balancing operational discipline with continued investments in our cloud and AI infrastructure.”

Business Highlights

Revenue in Productivity and Business Processes was $29.4 billion and increased 14% (up 13% in constant currency), with the following business highlights:

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Microsoft 365 Commercial products and cloud services revenue increased 15% driven by Microsoft 365 Commercial cloud revenue growth of 16% (up 15% in constant currency)
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Microsoft 365 Consumer products and cloud services revenue increased 8% driven by Microsoft 365 Consumer cloud revenue growth of 8%
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LinkedIn revenue increased 9%
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Dynamics products and cloud services revenue increased 15% (up 14% in constant currency) driven by Dynamics 365 revenue growth of 19% (up 18% in constant currency)

Revenue in Intelligent Cloud was $25.5 billion and increased 19%, with the following business highlights:

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Server products and cloud services revenue increased 21% driven by Azure and other cloud services revenue growth of 31%

Revenue in More Personal Computing was $14.7 billion and was relatively unchanged, with the following business highlights:

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Windows OEM and Devices revenue increased 4%
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Xbox content and services revenue increased 2%
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Search and news advertising revenue excluding traffic acquisition costs increased 21% (up 20% in constant currency)

Microsoft returned $9.7 billion to shareholders in the form of dividends and share repurchases in the second quarter of fiscal year 2025.

Business Outlook

Microsoft will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

Quarterly Highlights, Product Releases, and Enhancements

Every quarter Microsoft delivers hundreds of products, either as new releases, services, or enhancements to current products and services. These releases are a result of significant research and development investments, made over multiple years, designed to help customers be more productive and secure and to deliver differentiated value across the cloud and the edge.

Here are the major product releases and other highlights for the quarter, organized by product categories, to help illustrate how we are accelerating innovation across our businesses while expanding our market opportunities.

Environmental, Social, and Governance (ESG)

To learn more about Microsoft’s corporate governance and our environmental and social practices, please visit our investor relations Board and ESG website and reporting at Microsoft.com/transparency.

Webcast Details

Satya Nadella, chairman and chief executive officer, Amy Hood, executive vice president and chief financial officer, Alice Jolla, chief accounting officer, Keith Dolliver, corporate secretary and deputy general counsel, and Brett Iversen, vice president of investor relations, will host a conference call and webcast at 2:30 p.m. Pacific time (5:30 p.m. Eastern time) today to discuss details of the company’s performance for the quarter and certain forward-looking information. The session may be accessed at http://www.microsoft.com/en-us/investor. The webcast will be available for replay through the close of business on January 29, 2026.

Constant Currency

Microsoft presents constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. All growth comparisons relate to the corresponding period in the last fiscal year. Microsoft has provided this non-GAAP financial information to aid investors in better understanding our performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Financial Performance Constant Currency Reconciliation

	Three Months Ended December 31,

($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share

2023 As Reported (GAAP)	$62,020	$27,032	$21,870	$2.93
2024 As Reported (GAAP)	$69,632	$31,653	$24,108	$3.23
Percentage Change Y/Y (GAAP)	12%	17%	10%	10%
Constant Currency Impact	$171	$206	$14	$0.00
Percentage Change Y/Y Constant Currency	12%	16%	10%	10%

Segment Revenue Constant Currency Reconciliation

	Three Months Ended December 31,

($ in millions)	Productivity and Business Processes	Intelligent Cloud	More Personal Computing

2023 As Reported (GAAP)	$25,854	$21,525	$14,641
2024 As Reported (GAAP)	$29,437	$25,544	$14,651
Percentage Change Y/Y (GAAP)	14%	19%	0%
Constant Currency Impact	$142	$(22)	$51
Percentage Change Y/Y Constant Currency	13%	19%	0%

We have recast certain prior period amounts to conform to the way we internally manage and monitor our business.

Selected Product and Service Revenue Constant Currency Reconciliation

	Three Months Ended December 31, 2024

	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency

Microsoft Cloud	21%	0%	21%
Microsoft 365 Commercial products and cloud services	15%	0%	15%
Microsoft 365 Commercial cloud	16%	(1)%	15%
Microsoft 365 Consumer products and cloud services	8%	0%	8%
Microsoft 365 Consumer cloud	8%	0%	8%
LinkedIn	9%	0%	9%
Dynamics products and cloud services	15%	(1)%	14%
Dynamics 365	19%	(1)%	18%
Server products and cloud services	21%	0%	21%
Azure and other cloud services	31%	0%	31%
Windows OEM and Devices	4%	0%	4%
Xbox content and services	2%	0%	2%
Search and news advertising excluding traffic acquisition costs	21%	(1)%	20%

About Microsoft

Microsoft (Nasdaq “MSFT” @microsoft) creates platforms and tools powered by AI to deliver innovative solutions that meet the evolving needs of our customers. The technology company is committed to making AI available broadly and doing so responsibly, with a mission to empower every person and every organization on the planet to achieve more.

Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially because of factors such as:

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intense competition in all of our markets that may adversely affect our results of operations;
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focus on cloud-based and AI services presenting execution and competitive risks;
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significant investments in products and services that may not achieve expected returns;
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acquisitions, joint ventures, and strategic alliances that may have an adverse effect on our business;
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impairment of goodwill or amortizable intangible assets causing a significant charge to earnings;

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cyberattacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position;
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disclosure and misuse of personal data that could cause liability and harm to our reputation;
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the possibility that we may not be able to protect information stored in our products and services from use by others;
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abuse of our advertising, professional, marketplace, or gaming platforms that may harm our reputation or user engagement;
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products and services, how they are used by customers, and how third-party products and services interact with them, presenting security, privacy, and execution risks;
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issues about the use of AI in our offerings that may result in reputational or competitive harm, or legal liability;
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excessive outages, data losses, and disruptions of our online services if we fail to maintain an adequate operations infrastructure;
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supply or quality problems;
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government enforcement under competition laws and new market regulation may limit how we design and market our products;
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potential consequences of trade and anti-corruption laws;
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potential consequences of existing and increasing legal and regulatory requirements;
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laws and regulations relating to the handling of personal data that may impede the adoption of our services or result in increased costs, legal claims, fines, or reputational damage;
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claims against us that may result in adverse outcomes in legal disputes;
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uncertainties relating to our business with government customers;
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additional tax liabilities;
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sustainability regulations and expectations that may expose us to increased costs and legal and reputational risk;
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an inability to protect and utilize our intellectual property may harm our business and operating results;
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claims that Microsoft has infringed the intellectual property rights of others;
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damage to our reputation or our brands that may harm our business and results of operations;
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adverse economic or market conditions that may harm our business;
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catastrophic events or geo-political conditions, such as the COVID-19 pandemic, that may disrupt our business;
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exposure to increased economic and operational uncertainties from operating a global business, including the effects of foreign currency exchange; and
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the dependence of our business on our ability to attract and retain talented employees.

For more information about risks and uncertainties associated with Microsoft’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Microsoft’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Microsoft’s Investor Relations department at (800) 285-7772 or at Microsoft’s Investor Relations website at http://www.microsoft.com/en-us/investor.

All information in this release is as of December 31, 2024. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

For more information, press only:

Microsoft Media Relations, WE Communications for Microsoft, (425) 638-7777, rrt@we-worldwide.com

For more information, financial analysts and investors only:

Brett Iversen, Vice President, Investor Relations, (425) 706-4400

Note to editors: For more information, news and perspectives from Microsoft, please visit the Microsoft News Center at http://www.microsoft.com/news. Web links, telephone numbers, and titles were correct at time of publication, but may since have changed. Shareholder and financial information, as well as today’s 2:30 p.m. Pacific time conference call with investors and analysts, is available at http://www.microsoft.com/en-us/investor.

MICROSOFT CORPORATION

INCOME STATEMENTS

(In millions, except per share amounts) (Unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2024	2023	2024	2023

Revenue:
Product	$16,219	$18,941	$31,491	$34,476
Service and other	53,413	43,079	103,726	84,061

Total revenue	69,632	62,020	135,217	118,537

Cost of revenue:
Product	3,856	5,964	7,150	9,495
Service and other	17,943	13,659	34,748	26,430

Total cost of revenue	21,799	19,623	41,898	35,925

Gross margin	47,833	42,397	93,319	82,612
Research and development	7,917	7,142	15,461	13,801
Sales and marketing	6,440	6,246	12,157	11,433
General and administrative	1,823	1,977	3,496	3,451

Operating income	31,653	27,032	62,205	53,927
Other expense, net	(2,288)	(506)	(2,571)	(117)

Income before income taxes	29,365	26,526	59,634	53,810
Provision for income taxes	5,257	4,656	10,859	9,649

Net income	$24,108	$21,870	$48,775	$44,161

Earnings per share:
Basic	$3.24	$2.94	$6.56	$5.94
Diluted	$3.23	$2.93	$6.53	$5.92

Weighted average shares outstanding:
Basic	7,435	7,432	7,434	7,431
Diluted	7,468	7,468	7,469	7,465

COMPREHENSIVE INCOME STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2024	2023	2024	2023

Net income	$24,108	$21,870	$48,775	$44,161

Other comprehensive income (loss), net of tax:
Net change related to derivatives	34	(3)	24	18
Net change related to investments	(434)	1,331	680	1,071
Translation adjustments and other	(1,034)	660	(730)	305

Other comprehensive income (loss)	(1,434)	1,988	(26)	1,394

Comprehensive income	$22,674	$23,858	$48,749	$45,555

BALANCE SHEETS

(In millions) (Unaudited)

	December 31, 2024	June 30, 2024

Assets
Current assets:
Cash and cash equivalents	$17,482	$18,315
Short-term investments	54,073	57,228

Total cash, cash equivalents, and short-term investments	71,555	75,543
Accounts receivable, net of allowance for doubtful accounts of $662 and $830	48,188	56,924
Inventories	909	1,246
Other current assets	26,428	26,021

Total current assets	147,080	159,734
Property and equipment, net of accumulated depreciation of $82,820 and $76,421	166,902	135,591
Operating lease right-of-use assets	22,816	18,961
Equity and other investments	15,581	14,600
Goodwill	119,191	119,220
Intangible assets, net	25,385	27,597
Other long-term assets	36,943	36,460

Total assets	$533,898	$512,163

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$22,608	$21,996
Short-term debt	0	6,693
Current portion of long-term debt	5,248	2,249
Accrued compensation	9,176	12,564
Short-term income taxes	6,056	5,017
Short-term unearned revenue	45,508	57,582
Other current liabilities	20,286	19,185

Total current liabilities	108,882	125,286
Long-term debt	39,722	42,688
Long-term income taxes	24,389	27,931
Long-term unearned revenue	2,537	2,602
Deferred income taxes	2,513	2,618
Operating lease liabilities	17,254	15,497
Other long-term liabilities	35,906	27,064

Total liabilities	231,203	243,686

Commitments and contingencies
Stockholders' equity:
Common stock and paid-in capital - shares authorized 24,000; outstanding 7,435 and 7,434	104,829	100,923
Retained earnings	203,482	173,144
Accumulated other comprehensive loss	(5,616)	(5,590)

Total stockholders' equity	302,695	268,477

Total liabilities and stockholders' equity	$533,898	$512,163

CASH FLOWS STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2024	2023	2024	2023

Operations
Net income	$24,108	$21,870	$48,775	$44,161
Adjustments to reconcile net income to net cash from operations:
Depreciation, amortization, and other	6,827	5,959	14,210	9,880
Stock-based compensation expense	3,089	2,828	5,921	5,335
Net recognized losses on investments and derivatives	976	198	851	212
Deferred income taxes	(1,158)	(1,702)	(2,591)	(2,270)
Changes in operating assets and liabilities:
Accounts receivable	(5,978)	(2,951)	8,059	8,083
Inventories	711	1,474	338	969
Other current assets	(353)	725	(435)	(71)
Other long-term assets	(1,089)	(1,427)	(2,850)	(3,440)
Accounts payable	958	(2,521)	42	(1,307)
Unearned revenue	(6,338)	(5,538)	(11,891)	(9,664)
Income taxes	(3,395)	(1,554)	(2,379)	(129)
Other current liabilities	3,217	1,518	(2,262)	(2,588)
Other long-term liabilities	716	(26)	683	265

Net cash from operations	22,291	18,853	56,471	49,436

Financing
Proceeds from issuance (repayments) of debt, maturities of 90 days or less, net	0	(8,490)	(5,746)	10,202
Proceeds from issuance of debt	0	10,773	0	17,846
Repayments of debt	0	(2,916)	(966)	(4,416)
Common stock issued	256	261	962	946
Common stock repurchased	(4,986)	(4,000)	(9,093)	(8,831)
Common stock cash dividends paid	(6,170)	(5,574)	(11,744)	(10,625)
Other, net	(343)	(201)	(1,232)	(508)

Net cash from (used in) financing	(11,243)	(10,147)	(27,819)	4,614

Investing
Additions to property and equipment	(15,804)	(9,735)	(30,727)	(19,652)
Acquisition of companies, net of cash acquired, and purchases of intangible and other assets	(1,405)	(65,029)	(3,254)	(66,215)
Purchases of investments	(2,050)	(4,258)	(3,670)	(12,718)
Maturities of investments	2,604	4,150	4,740	19,868
Sales of investments	2,559	1,600	4,527	6,930
Other, net	(16)	1,347	(929)	365

Net cash used in investing	(14,112)	(71,925)	(29,313)	(71,422)

Effect of foreign exchange rates on cash and cash equivalents	(294)	72	(172)	(27)

Net change in cash and cash equivalents	(3,358)	(63,147)	(833)	(17,399)
Cash and cash equivalents, beginning of period	20,840	80,452	18,315	34,704

Cash and cash equivalents, end of period	$17,482	$17,305	$17,482	$17,305

SEGMENT REVENUE AND OPERATING INCOME

(In millions) (Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2024	2023	2024	2023

Revenue

Productivity and Business Processes	$29,437	$25,854	$57,754	$51,080
Intelligent Cloud	25,544	21,525	49,636	41,538
More Personal Computing	14,651	14,641	27,827	25,919

Total	$69,632	$62,020	$135,217	$118,537

Operating Income

Productivity and Business Processes	$16,885	$14,515	$33,401	$28,812
Intelligent Cloud	10,851	9,555	21,354	18,463
More Personal Computing	3,917	2,962	7,450	6,652

Total	$31,653	$27,032	$62,205	$53,927

We have recast certain prior period amounts to conform to the way we internally manage and monitor our business.